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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                 _______________


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 _______________


        Date of Report (Date of earliest event reported): MARCH 27, 2002




                           BRIGHAM EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)



          DELAWARE                   000-22433                 75-2692967
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)          Identification No.)



                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                              AUSTIN, TEXAS  78730
          (Address, including zip code, of principal executive offices)

     Registrant's telephone number, including area code:  (512) 427-3300


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ITEM  5.  OTHER  EVENTS.

     On March 24, 2002, the Registrant issued a press release announcing that Brigham Oil & Gas, L.P. (a wholly owned subsidiary of Brigham Exploration Company) had experienced a loss of surface control while drilling the Burkhart #1 well near Bay City, Texas. The full text of the press release which is set forth in Exhibit 99.1 hereto is filed and incorporated in this Report as if fully set forth herein.

     On March 25, 2002, the Registrant issued a press release to update the public on the well control situation with its Burkart #1 well. The full text of the press release which is set forth in Exhibit 99.2 hereto is filed and incorporated in this Report as if fully set forth herein.


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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)     Exhibits

                       Item               Exhibit
                       ----               -------

                       99.1*              Press Release dated
                                          March 24, 2002.

                       99.2*              Press Release dated
                                          March 25, 2002.


_______
*  filed  herewith.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                BRIGHAM EXPLORATION COMPANY



Date:     March 28, 2002                        By:   /s/  Curtis F. Harrell
                                                      --------------------------
                                                      Curtis F. Harrell
                                                      Executive Vice President &
                                                      Chief Financial Officer




                                INDEX TO EXHIBITS

                       Item               Exhibit
                       ----               -------

                       99.1*              Press Release dated
                                          March 24, 2002.

                       99.2*              Press Release dated
                                          March 25, 2002.



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